Exhibit 99.1

Missy Keney, Investor Relations
701.280.5120 (Office) :: 218.791.6818 (Cell)
missy.keney@alerus.com
investors.alerus.com

FOR IMMEDIATE RELEASE

ALERUS FINANCIAL CORPORATION NAMES RYAN GOLDBERG AS CHIEF REVENUE OFFICER

Two-decade Industry Veteran Brings Sales Leadership and Experience

GRAND FORKS, N.D.  (March 10, 2020) – Alerus Financial Corporation  (“Alerus”) (Nasdaq: ALRS)  announced today that Ryan Goldberg will join Alerus as executive vice president and Alerus’ first Chief Revenue Officer, effective March 31, 2020.  An accomplished financial executive,  Mr. Goldberg brings more than 25 years of successful sales and business leadership to Alerus. He previously served as executive vice president and director of retail banking at Flagstar Bancorp. Prior to Flagstar, Mr. Goldberg served in various roles at Regions Bank for over two decades. These roles included executive vice president and head of priority banking (mass affluent) and branch small business; executive vice president and president of Southwest Florida; and consumer banking executive of Southwest Florida. Mr. Goldberg has extensive experience in sales and product management, client segmentation, and driving growth through client expansion and acquisition strategies. Mr. Goldberg will oversee all revenue-related functions at Alerus, including sales and business development, product and services management, client segmentation, and client servicing.

“Ryan’s  ability to drive revenue across multiple business lines combined with his strategic focus to align teams around client segments makes him an excellent addition to our senior executive team,” said Chairman, President, and Chief Executive Officer, Randy Newman.  “We recently raised $62.8 million in capital through our initial public offering and became Nasdaq listed. Ryan joins our company at a very important time as we grow and further develop our client-focused business model of working holistically with clients.”

Mr. Goldberg received a Bachelor of Science degree in finance from Florida State University. He and his family will relocate to the Minneapolis-St. Paul, Minn. metropolitan area.

About Alerus Financial Corporation

Alerus Financial Corporation, through its subsidiary Alerus Financial, N.A., offers business and consumer banking products and services, residential mortgage financing, employer-sponsored retirement plan and benefit administration, and wealth management including trust, brokerage, insurance, and asset management. Alerus Financial banking and wealth management offices are located in Grand Forks and Fargo, N.D., the Minneapolis-St. Paul, Minn. metropolitan area, and Scottsdale and Mesa, Ariz. Alerus Retirement and Benefits plan administration offices are located in St. Paul and Albert Lea, Minn., East Lansing and Troy, Mich., and Bedford, N.H.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described in the “Risk Factors” sections of reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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